Eganelisib First-in-Class PI3K-���� Inhibitor Targeting Immune Suppressive Myeloid Cells in Metastatic Triple-Negative Breast Cancer December 9, 2020

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward- looking statements include those regarding the company’s expectations about: the therapeutic potential of PI3K-gamma selective inhibition and eganelisib, alone and in combination with other therapies; clinical trial plans, progress and enrollment projections; plans to present data; and the company’s ability to execute on its strategic plans. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that eganelisib will successfully complete necessary preclinical and clinical development phases or that any positive developments with eganelisib will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, including the following: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for eganelisib; the content and timing of decisions made by the U.S. FDA and other regulatory authorities; Infinity’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; and development of agents by Infinity's competitors for diseases in which Infinity is currently developing or intends to develop eganelisib. These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in Infinity’s annual report and quarterly reports filed with the Securities and Exchange Commission (SEC), and other filings filed by Infinity with the SEC, available on the company’s website at www.infi.com. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Infinity regularly uses its website to post information regarding its business, product development programs and governance. Infinity encourages investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

3 Today’s Agenda TNBC Evolving Standard of Care and Eganelisib Early Signals of Activity in TNBC Brian Schwartz, MD, Consulting Chief Physician, Infinity Pharmaceuticals Q&A Discussion Erika Hamilton, MD; Brian Schwartz, MD; Adelene Perkins Wrap Up Adelene Perkins Eganelisib Introduction Adelene Perkins, Chair & CEO, Infinity Pharmaceuticals MARIO-3 Initial Results Erika Hamilton, MD, Medical Oncologist & MARIO-3 Lead Investigator, Tennessee Oncology Eganelisib Ongoing Development in TNBC Adelene Perkins

Eganelisib: First-in-Class, Oral and Selective Inhibitor of PI3K-γ

PI3K-γ has a unique pattern of expression and biological function

PI3K-γ		PI3K-α	PI3K-β	PI3K-δ
Highly expressed in TAMs, MDSCs, endothelial cells	vs	Ubiquitous	Ubiquitous	Highly expressed in B cells and T cells
Macrophage reprogramming Immune cell trafficking Vascular permeability		Mutated in solid tumors Insulin signaling	PTEN-deleted solid tumors Platelet activation Insulin signaling	B-cell and T-cell activation and function B-cell malignancies

100X Selectivity for PI3K-γ Over Other PI3K Isoforms

De Henau O et al. AACR 2016. Abstract 554.

Infinity Pharmaceuticals
4

5 Eganelisib: Selective and Potent Inhibition of PI3K-γ at Doses ≥15mg QD IC50 PI3Kδ IC90 PI3Kγ

6 Strong Scientific Foundation for Targeting PI3K-γ in Immune Oncology Megan Kaneda Judith Varner UCSD1 Olivier De Henau Taha Merghoub Jedd Wolchok MSKCC2 MSKCC, Memorial Sloan Kettering Cancer Center; PI3K phosphoinositide 3-kinase UCSD, University of California, San Diego., ; 1. Kaneda MM et al. Nature. 2016;539(7629);437-442. 2. De Henau O et al. Nature. 2016;539(7629);443-447.

Eganelisib Mechanism of Action: Reprogramming Macrophages to Turn Tumor Microenvironment From Immune Suppressed to Immune Activated


Suppressed T cells
Tumor cells
M2

PI3K-γ inhibitor, eganelisib


M1
Activated T cells

1 Eganelisib inhibition of PI3K-γ reprograms protumor (M2) macrophages/MDSCs to antitumor (M1) function to relieve macrophage suppression and expand activated T cells

2 Expansion of activated T cells leads to IFN- γ mediated upregulation of PD-L1 to blunt T-cell response

CPI

3 Antitumor activity of expanded T cells maintained with addition of CPI


M1

7

TNBC Evolving Standard of Care and Eganelisib Early Signals of Activity in TNBC

9 Unmet Need: Metastatic TNBC 5-Year Survival Rate of 12% Advanced TNBC and PD-L1 Negative TNBC Are Both Associated With Poor Prognosis (ie, negative for ER, PR, and HER2) 15% of breast cancer is triple negative2 PD-L1 negative cancers are associated with poor prognosis4 ≈ 60% of TNBCs are PD-L1 negative5,‡ 5-year survival rate by stage at diagnosis of TNBC3,† 91% 65% 0 20 40 60 80 100 Localized Regional Distant P er ce nt Metastatic 12% In 2020, it is estimated that there will be 276,480 new cases of breast cancer in women1,a aEstimated cases based on 2013-2017 cases. †5-Year relative survival percent, TNBC by SEER Summary Stage 2000. ‡PD-L1–stained tumor-infiltrating immune cells; positive PD-L1 threshold of 0.01 (≥1% of tumor area). 1. National Cancer Institute. Accessed November 24, 2020. https://seer.cancer.gov/statfacts/html/breast-subtypes.html 2. American Cancer Society. Accessed November 24, 2020. https://www.cancer.org/cancer/breast-cancer/understanding-a-breast-cancer-diagnosis/types-of-breast-cancer/triple-negative.html 3. National Cancer Institute. Accessed November 23, 2020. https://seer.cancer.gov/statfacts/html/breast-subtypes.html 4. Davis AA, Patel VG. J Immunother Cancer. 2019;7(1):278. 5. Matikas A et al. Clin Cancer Res. 2019;25(18):5717-5726.

Available Therapies for Advanced Front Line TNBC Offer Limited Efficacy, Particularly in PD-L1(-) Patients


TNBC
Stage I-III
Stage IV^
+/- neoadjuvant chemo
Surgery (lumpectomy or mastectomy)
+/- adjuvant chemo/ radiation
PD-L1 (+) 40-50%*
BRCA (+) 20-30%*
PD-L1 (-), BRCA (-) ~50%
atezo + nab-pac or chemo
PARP inhibitors or chemo
chemo
1L
Alternative choice from above therapies or clinical trials
2L
Trodelvy, clinical trials
3L+
Disease sub-type/stage
Pharmacological therapy
Surgery
Current eganelisib focus

^Stage IV treatment paradigm also applies to unresectablelocally-advanced TNBC
*Estimate of individual prevalence, not reflecting overlap
FDA.gov

10

11 IMpassion130: First-Line Atezolizumab + Nab-Paclitaxel Improves mPFS and mOS in PD-L1(+) mTNBC* Over Nab-Paclitaxel Atezolizumab (Tecentriq) + nab-paclitaxel (Abraxane) was the first immunotherapy to receive accelerated approval for PD-L1(+) mTNBC; no PFS or OS benefit for PD-L1 (-) patients PD-L1 (+) 1 Atezo + Nab-Pac (n=185) Placebo + Nab-Pac (n=183) Hazard Ratio (95% CI) mPFS (mo) 7.5 5.0 0.62 (0.49-0.78) mOS (mo) 25.0 15.5 0.62 (0.45-0.86) ORR (%) 58.9 42.6 - PD-L1 (-) 2 Atezo + Nab-Pac (n=NR) Placebo + Nab-Pac (n=NR) Hazard Ratio (95% CI) mPFS (mo) 5.6 5.6 0.95 (0.79-1.15) mOS (mo) 18.9 18.4 1.02 (0.79-1.31) ORR (%) NR NR - ITT1 Atezo + Nab-Pac (n=450) Placebo + Nab-Pac (n=449) Hazard Ratio (95% CI) mPFS (mo) 7.2 5.5 0.80 (0.69-0.92) mOS (mo) 21.3 17.6 0.84 (0.69-1.02) ORR (%) 56.0 45.9 - *PD-L1–stained IC <1% of tumor area vs ≥1% of tumor area, as determined by the VENTANA PD-L1 (SP142) Assay. 1. Schmid P et al. N Engl J Med. 2018;379(22):2108-2121. 2. Emens LA et al. SABCS 2018. Abstract GS1-04

KEYNOTE-355: Benefit With First-Line Pembrolizumab + CT in mTNBC Was Limited to PD-**L1 CPS ≥10 Tumors**

Patients with PD-L1 CPS ≥10[a]	Pembro + CT[b] (n=220)	Placebo + CT[b] (n=103)	Hazard ratio (95% CI)	P value
mPFS (mo)	9.7	5.6	0.65 (0.49-0.86)	0.0012

Patients with PD-**L1 CPS ≥1**[a]	Pembro + CT (n=425)	Placebo + CT (n=211)	Hazard ratio (95% CI)	P value
mPFS (mo)	7.6	5.6	0.74 (0.61-0.90)	NS[c]

ITT population	Pembro + CT (n=566)	Placebo + CT (n=281)	Hazard ratio (95% CI)	P value
mPFS (mo)	7.5	5.6	0.82 (0.69-0.97)	Not evaluated

Approval of pembrolizumab (Keytruda) + CT expands treatment options for patients with previously untreated locally recurrent unresectable or metastatic PD-L1(+) TNBC

[a]PD-L1 expression assessed by The 22C3 Dako PharmDx IHC assay, which factors in expression in both tumor cells and tumor-infiltrating immune cells. A CPS score is calculated and a score of ≥10 is considered positive.
[b]Investigator's choice of chemotherapy was permitted: nab-paclitaxel, paclitaxel, gemcitabine + carboplatin. [c]The prespecified boundary of 0.00111 for statistical significance was not met.

Cortes J et al. J Clin Oncol. 2020;38(15 suppl):1000-1000.

Infinity PHARMACEUTICALS
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13 Monotherapy Translational Data Support Mechanism of Action Decrease in MDSCs and Increase in T-Cell Reinvigoration and IFN-���� Signaling Following Treatment With Eganelisib IFN-γ- responsive genes Fold increase at C2D1 P value PD-L1 2.4 3.5 × 10-5 FCGR1B 1.8 1.5 × 10-3 GBP2 1.5 5.6 × 10-4 GBP5 2.3 1.3 × 10-4 GBP1 2.0 1.9 × 10-4 GBP4 1.7 9.4 × 10-4 Decreased Immune Suppression Following Treatment Increased Immune Activation Following Treatment Decrease in blood myeloid- derived suppressor cells (N=15) Increase in T-cell reinvigoration (N=17) Increased INF-���� Responsive Genes Including PD-L1 140 120 100 80 60 40 20 0 -20 -40 -60 -80 -100 M D S C C D 14 + C D 11 b+ C D 33 +H LA D R - (% o f C 1D 1) C1D1 C2D1 140 120 100 80 60 40 20 0 -20 -40 -60 -80 -100 K i6 7+ o f P D -1 +m C D 8+ (% o f C 1D 1) C1D1 C2D1 2197% 332% 319% C, cycle (28 days); CD, cluster of differentiation; D, day; FCGR1B, Fc gamma receptor 1B; GBP, guanylate-binding protein; HLADR, human leukocyte antigen – DR isotype; IFN interferon MDSC, myeloid-derived suppressor cell; PD-1, programmed cell death protein 1; PD-L1, programmed death-ligand 1. Sullivan R et al. ASCO 2018. Abstract 3013. , ;

14 400 350 300 250 200 150 100 50 0 Leveraging Eganelisib MARIO-1 Clinical Activity to Inform ARC-2 and MARIO-3 Trials in TNBC MARIO-1 Data Support Evaluation of Eganelisib in TNBC • Patient with 5 prior regimens in metastatic setting at entry to study • Rapid tumor reduction on combination with nivolumab with treatment ongoing >30 months • Translational data demonstrate decreased immune suppression and increased immune activation • Development moved to earlier lines of therapy T Cell Reinvigoration K i6 7+ of P D 1+ m em or y C D 8+ (% ) T Cell Reinvigoration and Upregulation of Interferon-γ Responsive Factors in Peripheral Blood Interferon-γ Responsive Factors CXCL9 CXCL10 C X C L9 (p g/ m L) C X C L1 0 (p g/ m L) 1600 1400 1200 1000 800 600 400 200 0 C1D1 C1D8 C2D1 C3D1 C7D1 C1D1 C1D8 C2D1 C3D1 C7D1 C1D1 C2D1 C3D1 C7D1 30 25 20 15 10 5 0 Courtesy of Conor Steuer, MD, The Emory Clinic

Arcus Collaboration: ARC-2 Phase 1/1b Study Design

ARCUS BIOSCIENCES

Dose Escalation	Dose Expansion

Doublet arm

TNBC and ovarian cancer
Etrumadenant + Doxil + Eganelisib
(30 or 40 mg po qd)
(n=3-6)

→

Doublet arm

TNBC
Etrumadenant + Doxil RDE

(n=15-40)

Triplet arm

TNBC and ovarian cancer
75 or 150 mg etrumadenant po qd + Doxil IV q4w
(n=3-6)

→

Triplet arm

TNBC
Etrumadenant + Doxil + Eganelisib RDE

(n=15-40)

Infinity PHARMACEUTICALS

IV, intravenous; RDE, recommended dose for expansion; TNBC, triple-negative breast cancer.

15

Etrumadenant and Doxil +/- Eganelisib Clinical Activity in Ovarian Cancer and TNBC

Etruma + Doxil ORR = 11%
18 evaluable patients:
2 PRs (1 TNBC, 1 Ovarian)

Etruma + Doxil + Eganelisib ORR = 42%
12 evaluable patients:
1 CR (Ovarian), 4 PRs
(2 TNBC, 2 Ovarian)



Ovarian Cancer: Etruma +PLD
ORR: 14%
Sum of Target Lesion Best Percent Change F rom Baseline
75
25
0
-25
-75
BOR
PD *001
SD *008
SD *010
SD *005
† *007
SD *004
PR *003
Ovarian Cancer: Etruma + PLD + Eganelisib
ORR: 75%
SD *017
PR *015
CR *016
PR *022
* Dose Escalation



TNBC: Etruma + PLD
ORR: 9%
Sum of Target Lesion Best Percent Change F rom Baseline
75
25
0
-25
-75
BOR
PD *011
PD 032
PD 038
SD 025
SD 042
PD 023
SD 018
SD 033
SD *013
PD 020
PR 026
TNBC: Etruma + PLD + Eganelisib
ORR: 25%
SD 030
PD 037
PD *024
PD *021
SD 027
SD 031
PR 034
PR 039

† Patient withdrew prior to first disease assessment. BOR, best overall response; CR, complete response; Etruma, etrumadenant; OvCa, ovarian cancer; PD, progressive disease; PLD, pegylated liposomal doxorubicin; PR, partial response; SD, stable disease; TNBC, triple-negative breast cancer.

Gardner O et al. SABCS 2020. Abstract PS12-12.

16

MARIO-3 Initial Results

Exploring the Potential of Eganelisib to Improve on Standard of Care FDA Approval Only in PD-L1(+) mTNBC Front-Line Regimen

MARIO 3
MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

Fast Track Designation With Encouraging Clinical Activity

MARIO-3 TNBC exploring the potential of eganelisib to improve on IMpassion130 results[1,2]

Addition of eganelisib to SOC, atezolizumab and nab-paclitaxel, in front-line TNBC

- Inclusion/exclusion criteria per the IMpassion130 study
- Two prespecified cohorts: PD-L1(+) and PD-L1(-)
- Primary objective: CR rate
  CR benchmark ≈7% ITT; 10% PD-L1(+)
- Secondary objectives: PK, PD, ORR, DCR, and PFS; ORR for PD-L1(-) cohort
- ORR benchmark:
  - 56% ITT
  - 58.9% PD-L1 (+)


Total enrollment (N≈60)
Eganelisib + atezolizumab + nab-paclitaxel
TNBC PD-L1(+) (n=up to 30)
TNBC PD-L1(-) (n=up to 30)

Infinity PHARMACEUTICALS

CR, complete response; DCR, disease control rate; ITT, intent-to-treat; ORR, overall response rate; PD, pharmacodynamics; PD-L1, programmed death-ligand 1; PFS, progression-free survival; PK, pharmacokinetics; SOC, standard of care; mTNBC, metastatic triple-negative breast cancer; TNBC, triple-negative breast cancer.

1. Schmid P et al. N Engl J Med. 2018;379(22):2108-2121. 2. Rini BI et al. Lancet. 2019;393(10189):2404-2415.

18

19 Strong Scientific Rationale for Adding Eganelisib to Atezolizumab and Nab-Paclitaxel in Front-Line mTNBC Nab-Pac kills tumor cells Protumor M2 macrophages recruited to support tumor growth Eganelisib blocks protumor M2 macrophages, relieving macrophage suppression and expanding activated T cells Atezo augments the antitumor response from activated T cells M2 mTNBC, metastatic triple-negative breast cancer. Hamilton E et al. SABCS 2020. Abstract PS11-32.

20 Demographics & Baseline Characteristics for Evaluable Patients Demographics N = 13 Age, mean ± SD 55 ± 16 Female, n (%) 13 (100) ECOG performance status, n (%) 0 1 7 (53.8) 6 (46.2) Cancer History N (%) Stage at study start II III IV Unknown 1 (7.7) 0 11 (84.6) 1 (7.7) Metastatic sites Liver Lung Bone 3 (23.1) 4 (30.8) 5 (38.5) Prior Therapies N (%) Radiotherapy 5 (38.5) Surgery 10 (76.9) Systemic therapy* Alkylating agent Anthracycline Taxane 8 (61.5) 7 (53.8) 7 (53.8) 7 (53.8) Hamilton E et al. SABCS 2020. Abstract PS11-32

21 Safety Profile Consistent with Expectations for Component Drugs No New or Additive Safety Signals Observed MARIO-3: Most Common TEAEs (all grade) in >25% of All Treated Patients (N=14) Receiving Combination of Eganelisib, Atezolizumab, and Nab-Paclitaxel1,a Preferred Team TEAE Immune-relatedTEAE (AII) TEAE (≥ Gr. 3) Immune- related TEAE (≥ Gr. 3) Nausea 9 (64.3) 0 0 0 Alopecia 8 (57.1) 0 0 0 Rash maculopapular 6 (42.9) 1 (7.1) 2 (14.3) 0 Diarrhea 5 (35.7) 0 2 (14.3) 0 Neutrophil count decreased 5 (35.7) 0 3 (21.4) 0 Alanine aminotransferase increased 5 (35.7) 1 (7.1)b 1 (7.1)b 1 (7.1)b Aspartate aminotransferase increased 4 (28.6) 1 (7.1)b 1 (7.1)b 1 (7.1)b aOther TEAEs between 25% and 30%: decreased appetite, dizziness, peripheral sensory neuropathy, dyspnea, and pruritus. Dose holds of atezo/nab-pac (n=4) and eganelisib (n=6) were reported. Four patients discontinued the triplet regimen: 2 for PD and 2 for AE. bAll same patient [Grade 3] PK/PD, pharmacokinetic/pharmacodynamic; TEAE, treatment emergent adverse event. 1. 2. Sullivan R et al. ASCO 2018. Abstract 3013. Hamilton E et al. SABCS 2020. Abstract PS11-32.

22 -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 * ** F I D J C K B M H L G A E B es t P er ce nt C ha ng e in T ar ge t L es io n fr om B as el in e Patient PR SD PD CR PD-L1 positive PD-L1 negative + - + + + + + - - - - - - - - 69.2% (9/13) exhibited a complete or partial response 100% of Evaluable Patients Exhibited Tumor Reduction Regardless of PD-L1 Status * >40% decrease in target lesion, but PD due to new lesions ** 100% decrease in target lesions, but PR due to presence of non-target lesions Hamilton E et al. SABCS 2020. Abstract PS11-32.

23 92% (12/13) of Patients Derived Clinical Benefit * - - + - + - + + - + - - - A B C D E F G H I J K L M Patient PD-L1 Status (+/-) 0 5 10 15 20 25 30 Duration on Treatment (Weeks) * PR SD PD CR On Study Off Treatment Due to AE* Hamilton E et al. SABCS 2020. Abstract PS11-32.

24 Overall Response Rates Show Improvement Over Standard of Care Benchmarks in ITT and PD-L1(+) MARIO-3 Investigator assessment per RECIST v1.1 ITT1 n=13 PD-L1(+)1 n=5 PD-L1(-)1 n=8 Best overall response (BOR)a Complete response (CR), n (%) Partial response (PR), n (%) Stable disease (SD), n (%) Progressive disease (PD), n (%) 1 (7.7) 8 (61.5) 3 (23.1) 1 (7.7) 1 (20.0) 4 (80.0) 0 0 0 4 (50.0) 3 (27.5) 1 (12.5) Overall response rate (ORR) (CR+PR), n (%) 9 (69.2) 5 (100.0) 4 (50.0) IMpassion130 Atezo + Nab-Pac Benchmark ITT 2 56% PD-L1 (+) 2 58.9% PD-L1 (-) 2 Not Reported a Unconfirmed BOR presented, but 2 PRs of PD-L1(+) and 2 PRs of PD-L1(-) are confirmed. PD-L1, programmed death-ligand 1; RECIST, Response Evaluation Criteria in Solid Tumors. 1. Hamilton E et al. SABCS 2020. Abstract PS11-32. 2. N Engl J Med 2018;379:2108-21.

Immune Activation: Decreased Immune Suppressive MDSCs and Increased T Cell Reinvigoration in Peripheral Blood

MARIO 3
MACROPHAGE REPROGRAMMING IN IMMUNO-ONCOLOGY

MDSCs (N=12)



HLADR- of Lin-CD14+ (%)
35
30
25
20
15
10
5
0
C1D1
Mean = 22.6
C2D1
Mean = 18.5

T Cell Reinvigoration (N=13)



Ki67+ of PD1+ memory CD8+ (%)
70
60
50
40
30
20
10
0
C1D1
Mean = 10.4
C2D1
Mean = 33.7

Infinity PHARMACEUTICALS

Hamilton E et al. SABCS 2020. Abstract PS11-32

25

26 90 80 70 60 50 40 30 20 10 0 PD-L1(-) Patient: Significant Tumor Reduction Associated With Decrease in Immunosuppressive M2 Macrophages and Increased T Cell Reinvigoration 25 20 15 10 5 0 MDSC C1D1 C3D1C1D15 C2D1 H LA D R - o f L in - C D 14 + (% ) Blood T-cell reinvigoration K i6 7+ o f P D -1 + m em or y C D 8 + (% ) C1D1 C3D1C1D15 C2D1 Increased CD8+ T cells Tumor Biopsy Decreased immunosuppressive (HLADR-) macrophages C1D1 C3D1 CD8+ C1D1 C3D1 CD68+HLADR – CD68+HLADR+ HLADR+ 700 600 500 400 300 200 100 0 1600 1200 800 400 0 C el ls /m m 2 C el ls /m m 2 Initial patient diagnosis in 2001; at study entry, stage IV TNBC with liver and bone metastases. C, cycle; CD, cluster of differentiation; D, day; HLADR, human leukocyte antigen – DR isotype; MDSC, myeloid-derived suppressor cell; PD-1, programmed cell death protein 1; PD-L1, programmed death-ligand 1; PR, partial response. Hamilton E et al. SABCS 2020. Abstract PS11-32.

27 Conclusions • 100% of evaluable patients experienced tumor reduction and 69.2% of evaluable patients experienced objective responses – a compelling indication of antitumor activity, irrespective of PD-L1 status • Translational data show decreased immunosuppressive macrophages/MDSCs and increased immune activation, consistent with the mechanism of action of eganelisib in the triplet regimen • Acceptable safety profile in line with expectations of component drugs, no additive or new safety signals • This triplet regimen warrants further investigation MDSC, myeloid-derived suppressor cell; PD-L1, programmed death-ligand 1. Hamilton E et al. SABCS 2020. Abstract PS11-32.

Eganelisib Ongoing Development in TNBC

29 Eganelisib Ongoing Development in TNBC • Enrollment is ongoing – As of the November 6th cut-off for the SABCS Poster • 20 of 60 patients were enrolled • The 7 most recently enrolled patients remained on treatment but had not yet had their first assessment – Enrollment completion is expected mid 2021 – Durability assessments maturing – Signals in both PD-L1 positive and negative populations being evaluated • Plan to present updated data Q2 2021 • Additionally, ARC-2 continues to enroll in both the doublet and triplet arms

30 Initial data suggest addition of eganelisib and resulting upregulation of PD-L1 may increase effectiveness of checkpoint inhibitors in front line advanced, metastatic TNBC patients Summary: Significant Potential for Eganelisib in TNBC Clinical and translational data provide clear rationale for adding eganelisib to checkpoint inhibitor and chemotherapy combinations in other settings and adding eganelisib to other I/O therapies Building foundation of activity in TNBC: • MARIO-1 shows early signals of activity in later lines of therapy • ARC-2 data show activity in a novel checkpoint inhibitor free regimen in the second line and beyond • MARIO-3 initial data suggest eganelisib has the potential to improve patient benefit when combined with the standard of care regimen in front line TNBC

Q & A Discussion

Thank You